SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.   )

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-11(c) of Section 240.14a-12

Metropolitan Health Networks, Inc.

(Name of Registrant as Specified In Its Charter)

not applicable

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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METROPOLITAN HEALTH NETWORKS, INC.
500 AUSTRALIAN AVENUE SOUTH, SUITE 1000
WEST PALM BEACH, FLORIDA 33401

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 25, 2002

     To the Stockholders of Metropolitan Health Networks, Inc:

     NOTICE IS HEREBY GIVEN that the 2002 Annual Meeting of Stockholders (the “Annual Meeting”) of Metropolitan Health Networks, Inc., a Florida corporation (the “Company”), will be held at 9:00 a.m., local time, on June 25, 2002 at the Marriott, 1800 Centre Park Drive East, West Palm Beach, Florida, for the following purposes:

1.	To elect six (6) members to the Company’s Board of Directors to hold office until the Company’s 2003 Annual Meeting of Stockholders or until their successors are duly elected and qualified;

2.	To ratify the appointment of Kaufman Rossin & Company as the independent auditors of the Company to serve at the pleasure of the Board;

3.	To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

     All stockholders are cordially invited to attend; however, only stockholders of record at the close of business on May 8, 2002 are entitled to vote at the Annual Meeting or any adjournments thereof.

     A list of stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder for the proper purpose during normal business hours at the offices of the Company for a period of at least ten (10) days preceding the Annual Meeting.

     The Board of Directors recommends that you vote FOR the Board’s nominees for directors and the ratification of the appointment of the independent auditors.

By Order of the Board of Directors

FRED STERNBERG Chairman of the Board

West Palm Beach, Florida
May 18, 2002

     WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. STOCKHOLDERS WHO EXECUTE A PROXY CARD MAY NEVERTHELESS ATTEND THE MEETING, REVOKE THEIR PROXY AND VOTE THEIR SHARES IN PERSON.

2002 ANNUAL MEETING OF STOCKHOLDERS
PROXY STATEMENT
INTRODUCTION
PROPOSAL 1 ELECTION OF DIRECTORS
NOMINEES AND DIRECTORS
INFORMATION CONCERNING THE BOARD OF DIRECTORS
AUDIT COMMITTEE REPORT
DIRECTOR’S COMPENSATION
PROPOSAL 2 PROPOSAL TO RATIFY THE APPOINTMENT OF KAUFMAN, ROSSIN & CO. AS INDEPENDENT AUDITORS OF THE COMPANY
COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934
OPTIONS GRANTED IN LAST FISCAL YEAR
AGGREGATED FISCAL YEAR-END OPTIONS VALUE TABLE
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
EXECUTIVE COMPENSATION
EMPLOYMENT AGREEMENTS
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
STOCKHOLDER PROPOSALS
OTHER MATTERS
ANNUAL REPORTS

2002 ANNUAL MEETING OF STOCKHOLDERS
OF
METROPOLITAN HEALTH NETWORKS, INC.

PROXY STATEMENT

INTRODUCTION

     The accompanying proxy is solicited by the Board of Directors (the “Board”) of Metropolitan Health Net- works, Inc. (the “Company”) to be voted at the Annual Meeting of Shareholders to be held on June 25, 2002 (the “Annual Meeting”), and any adjournments thereof. When such proxy is properly executed and returned, the shares it represents will be voted at the meeting as directed. If no specifications are indicated, the shares will be voted in accordance with the recommendation of the Board with respect to each matter submitted to the Company’s shareholders for approval. The election of the directors nominated requires the affirmative vote of a plurality of the shares of our Common Stock voting at the Annual Meeting in person or by proxy. The ratification of the appointment of our auditors requires the affirmative vote of a majority of the shares of our Common Stock voting at the Annual Meeting in person or by proxy. The quorum necessary to conduct business at the Annual Meeting consists of a majority of the outstanding shares of Common Stock as of the record date. Any stockholder giving a proxy has the power to revoke it prior to its exercise by notice of revocation the Company in writing, by voting in person at the Annual Meeting or by execution of a subsequent proxy; however, that such action must be taken in sufficient time to permit the necessary examination and tabulation of the subsequent proxy or revocation before the vote is taken.

     The shares entitled to vote at the Annual Meeting consist of outstanding shares of the Company’s Common Stock, with each share entitling the holder to one (1) vote. At the close of business on May 8, 2002, the record date for the Annual Meeting, there were issued and outstanding 27,903,621 shares of the Company’s Common- Stock. This Proxy Statement and the accompanying form of proxy are first being sent to stockholders on or about May 18 2002.

     In addition to the use of the mails, employees of the Company may make solicitations by telephone, mailgram, facsimile, telegraph, cable and personal interview. The Company shall bear all expenses for the solicitation of proxies and has not retained a solicitation firm.

PROPOSAL 1
ELECTION OF DIRECTORS

NOMINEES AND DIRECTORS

Six (6) members of the Board will be elected at the Annual Meeting. Directors elected at the Annual Meeting will serve until the next annual meeting of shareholders or until their successors are elected and qualified. The Company has no reason to believe that any nominee of the Board will be unable to serve if elected. A vote FOR the nominees includes discretionary authority to vote for a substitute nominee named by the Board if any of the nominees becomes unable or unwilling to serve.

     The following persons have been nominated by the Board for election to the Board of Directors:

NAME	AGE	TITLE

Fred Sternberg	61	Chairman and Chief Executive Officer
Michael Cahr(1)(2)(3)	61	Director
Marvin Heiman(3)(4)	56	Director
Martin Harrison, MD(1)(2)	48	Director
J. Robert Buchanan(3)(4)	74	Director
William Bulger(1)(2)	68	Director

(1)	Member of the Executive Committee
(2)	Member of the Compensation Committee
(3)	Member of the Audit Committee
(4)	Member of the Regulatory Compliance Committee

     FRED STERNBERG has been Chairman and CEO of the Company since February 2000. From 1990 to December 1999, he was President of Sternco, Inc., providing consulting services to various healthcare companies in the managed care and related industries. Between 1986 and 1990, Mr. Sternberg was involved in various investments, including real estate development and rental properties and from 1980 to 1986 he operated several plastic injection molding facilities in both the toy and healthcare industries. From 1968 to 1972, Mr. Sternberg served as President of The J. Bird Moyer Co., Inc., whose name was later changed to Moyco Technologies, Inc., a publicly-traded dental manufacturing company. Mr. Sternberg has also provided consulting services to assisted care living facilities and skilled nursing homes.

     MICHAEL CAHR is currently president of Saxony Consultants, a company that provides financial and marketing expertise to organizations in the United States and abroad. From February 2000 to March 2002, Mr. Cahr served as president and chief executive of Ikadega, Inc., a Northbrook, Illinois server Technology Company that develops products and services for the healthcare, data storage and hospitality fields. Mr. Cahr was chairman of Allscripts, Inc., the leading developer of hand-held devices that provide physicians with real-time access to health, drug and other critical information from September 1997 through March 1999 and chairman, president, and chief executive officer from June 1994 to September 1997. Prior to Allscripts, Mr. Cahr was Venture Group Manager for Allstate Venture Capital where he oversaw investments in technology, healthcare services, biotech and medical services from October 1987 to June 1994. Mr. Cahr serves as a director of Lifecell Corporation, a Branchburg, New Jersey-based, publicly traded tissue engineering company where he has been a board member since 1991. He also serves as director of Truswal Systems, an Arlington, Texas-based software engineering firm. Cahr received his undergraduate degree in Economics from Colgate University and his Masters of Business Administration from Fairleigh Dickenson University.

     MARVIN HEIMAN has served as a director of the Company since March 2000. He is President and Chairman of the Board of Sussex Financial Group, Inc. and Sussex Insurance Group, an asset money manager for hundreds of physicians in the Chicago area. He also manages group health plans for many physician practices. From 1970 to 1981 he was President of Curtom Record Company and Division Vice-President of Curtom/Warner Bros. Record Company from 1975-1978. Mr. Heiman is a licensed Broker/Dealer with NASD and licensed with the SEC. He is also a member of the International Association for Financial Planners, Real Estate Securities Syndication Association, a recognize Platinum member of the International Association for Financial Planners, AIPAC and a member of the International Platform Association. Mr. Heiman’s biography appears in Who’s Who in America, Who’s Who in Finance, Who’s Who in Emerging Leaders in America, and Men of Achievement 1990/91 Cambridge, England. He has also been the recipient of the American Jewish Committee “Humanitarian” award in 1978. Mr. Heiman is also a partner in the Chicago White Sox baseball team.

     DR. MARTIN HARRISON has served as a Director of the Company since November 2000. He served as an advisor to the Board for the past year. He has been practicing medicine in South Florida for the past 19 years and specializes in preventive and occupational medicine. Dr. Harrison completed his undergraduate training at the University of Illinois and postgraduate and residency training at Johns Hopkins University, as well as his Masters in Public Health. Dr. Harrison has also been on the Faculty of both the University and Medical School. He is currently the owner of H30, Inc. a privately held Research & Biomedical Company.

     J. ROBERT BUCHANAN has served as a director since October 2001. He received his BA from Amherst College, Cum Laude, and his MD from Cornell University Medical College. Following residency and specialty fellowship training at New York Hospital, Dr. Buchanan served in the U.S. Army (1958-60) in Korea. Thereafter, he served as Dean of Cornell University Medical College (1967-77), President, Michael Reese Hospital, in Chicago (1977-82) and General Director (CEO), Massachusetts General Hospital in Boston (1982-94). Dr. Buchanan is a past Chair of the Illinois and Massachusetts Hospital Associations, the Association of American Medical Colleges, the Liaison Committee on Medical Education, the Educational Commission for Foreign Medical Graduates and the China Medical Board of New York. He has served or is serving as a director of Charles River Laboratories, AMI, Matritech and I-STAT. Dr. Buchanan is a senior member of the Institute of Medicine of the national Academy of Sciences.

     WILLIAM BULGER served as a director in December 2001. Mr. Bulger serves as the President of the University of Massachusetts, a position he was appointed to in January 1996. President Bulger’s appointment by the University of Massachusetts’ Board of Trustees followed his 35-year career as a leading state lawmaker. From 1978 to 1996, he served as President of the Massachusetts Senate. President Bulger received his undergraduate degree from Boston College and his Doctor of Jurisprudence from Boston College School of Law.

INFORMATION CONCERNING THE BOARD OF DIRECTORS

     During the year ended December 31, 2001 the Company’s Board of Directors had 14 meetings and took action 2 additional times by Unanimous Written Consent. Each member of the Board participated in each action of the Board.

     The Executive Committee, which consists of Messrs. Cahr, Harrison, and Bulger, may exercise the power of the Board of Directors in the management of the business and affairs of the Corporation at any time when the Board of Directors is not in session. The Executive Committee shall, however, be subject to the specific direction of the Board of Directors and all actions must be by unanimous vote.

     The Audit Committee, which consists of Messrs. Cahr, Buchanan and Heiman reviews the professional services provided by our independent auditors, the independence of our auditors from our management, our annual financial statements and our system of internal accounting controls. The Audit Committee also reviews other matters with respect to our accounting, auditing and financial reporting practices and procedures as it may find appropriate or may be brought to its attention. The members of the Audit Committee are all independent, as defined in the National Association of Securities Dealers’ listing standards. There were 2 meetings of the Audit Committee during 2001.

     The Regulatory Compliance Committee, which consists of Messrs. Buchanan and Harrison, review the policy and procedures, current compliance rules and regulations and the Company’s compliance methods.

     The Compensation Committee, which consists of Messrs. Bulger, Cahr and Harrison, makes recommendations to the Board of Directors regarding the compensation for executive officers and consultants to the Company.

AUDIT COMMITTEE REPORT

     The Audit Committee reviews the financial reporting process, the system of internal controls, and the audit process. The Audit Committee has not adopted a written charter that has been approved by the Board of Directors.

     The Audit Committee has reviewed and discussed the Company’s audited financial statements with management, which has primary responsibility for the financial statements. The Audit Committee has discussed with Kaufman, Rossin & Company, our independent auditors, the matters that are required to be discussed by Statement of Auditing Standards No. 61 (COMMUNICATION WITH AUDIT COMMITTEES). The Audit Committee received from Kaufman, Rossin & Company the written disclosures required by Independence Standards Board Standard No.1 (INDEPENDENCE DISCUSSIONS WITH AUDIT COMMITTEES), and discussed with Kaufman, Rossin & Company their independence.

     Based on the review and discussions noted above, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the audited financial statements be included in our Annual Report on Form 10-KSB for the year ended December 31, 2001, for filing with the Securities and Exchange Commission, and that Kaufman, Rossin & Company be appointed independent auditors for the Company for 2002.

Submitted by, AUDIT COMMITTEE:

Michael Cahr Marvin Heiman J. Robert Buchanan

DIRECTOR’S COMPENSATION

     Directors who are not employees of the Company receive $18,000 per year as compensation for serving on the Board of Directors. The Directors have elected to receive this compensation for the present time in stock. Each outside director also receives 40,000 options upon joining the Board, of which 20,000 vest immediately and the other 20,000 after one year. In addition, the Company reimburses all Directors for reasonable out-of-pocket expenses incurred in connection with their attendance at Board of Directors’ meetings.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ELECTION OF THE DIRECTOR NOMINEES.

PROPOSAL 2
PROPOSAL TO RATIFY THE APPOINTMENT OF KAUFMAN, ROSSIN & CO.
AS INDEPENDENT AUDITORS OF THE COMPANY

     The Board of Directors has appointed Kaufman, Rossin & Company as our independent auditors for the current fiscal year. Kaufman, Rossin & Company has served as our auditors since 1996. Fees paid to the independent auditors were as follows: Audit Fees: $130,000 for the audit of the consolidated financial statements for the fiscal year ended December 31, 2001 and for the review of the consolidated financial statements included in the Company’s quarterly filings on Form 10-QSB; and Other Fees: $40,000 for non-audit-related services. Audit related services generally include fees for business acquisitions, accounting consultations and SEC registration statements. The companies audit committee has discussed whether the providing of services with respect to the fees listed under the caption on “Other Fees” above is compatible with maintaining Kaufman, Rossin & Company’s independence.

     The appointment of Kaufman, Rossin & Company as independent auditors of the Company for the fiscal year ended December 31, 2001 will be ratified. Although the Board of Directors of the Company is submitting the appointment of Kaufman, Rossin & Company for shareholder approval, it reserves the right to change the selection of Kaufman, Rossin & Company as auditors, at any time during the fiscal year, if it deems such change to be in the best interest of the Company, even after stockholder approval. Representatives of Kaufman, Rossin & Company are expected to be present at the Annual Meeting and are expected to be available to respond to appropriate questions from Shareholders.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF KAUFMAN, ROSSIN & COMPANY AS INDEPENDENT AUDITORS OF THE COMPANY.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), requires the Company’s directors and executive officers, and personal who own more than ten percent (10%) of a registered class of the Company’s equity securities, to file with the Securities and Exchange Commission (“SEC”) initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent (10%) stockholders are required by Commission regulation to furnish the Company with copies of all Section 16(a) forms they file.

     To the Company’s knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, all Section 16(a) beneficial owners have complied with the Section 16(a) requirements for the period to which this proxy is related.

OPTIONS GRANTED IN LAST FISCAL YEAR

     During the year ended December 31, 2001, the Company granted options to each of the named executive officers as set forth in the table below:

	Number of	% of Total
	Securities	Options/
	Underlying	SARs
	Options/	Granted to	Exercise or
	SARs	Employees in	Base Price	Expiration
Name	Granted	Fiscal Year	($/Share)	Date

Debbie Finnel	100,000	20.35%	$1.00	01/01/07
Debbie Finnel	100,000		$1.00	01/01/08
Debbie Finnel	100,000		$1.00	01/01/09

AGGREGATED FISCAL YEAR-END OPTIONS VALUE TABLE

     The table below sets forth certain information pertaining to unexercised stock options held by the Named Executive Officers during the year ended December 31, 2001:

			Number of		Value of Unexercised
	Shares		Unexercised Options		In-the-Money
	Acquired		Held at 12/31/01		Options at 12/31/01(1)
	On	Value
	Exercised	Realized	Exercisable	Unexercisable	Exercisable	Unexercisable
Name	(#)	($)	(#)	(#)	($)	($)

Fred Sternberg	0	0	1,160,000	525,000	762,900	343,500
Debbie Finnel	0	0	200,000	250,000	138,000	135,000

(1)	The closing sale price of the Common Stock on December 29, 2001 as reported by OTCBB was $1.44 per share. Value is calculated by multiplying (a) the difference between $1.44 and the option exercisable price by (b) the number of shares of Common Stock underlying.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth, as of May 8, 2002, certain information with respect to the beneficial ownership of the Company’s Common Stock by (i) each person known to the Company who beneficially owns more than 5% of the Company’s outstanding Common Stock, (ii) each director, (iii) all named executive officers and (iv) all directors and executive officers as a group. Unless otherwise indicated, the address for each of the listed beneficial owners identified is C/O Metropolitan Health Networks, Inc., 500 Australian Avenue South, Suite 1000, West Palm Beach, Florida 33401. As otherwise noted, all persons named on the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them.

Name/Address of	Beneficial Ownership	Beneficial Ownership
Beneficial Owner	Common Stock	Common Stock(1)

Martin Harrison, M.D.(1)	5,357,047	19.49%
Fred Sternberg(2)	1,612,550	5.93
Fundamental Management Corp.	1,400,000	5.09
Michael Cahr(3)	368,308	1.34
Marvin Heiman	179,739	0.65
William Bulger(4)	20,635	0.08
J. Robert Buchanan(5)	22,452	0.08
Debra Finnel(6)	150,000	0.55
David Gartner	150,000	0.55
Directors and Executive Officers as a Group (8 persons)	7,860,731	28.61

(1)	Includes (1) 411,332 shares held by Dr. Harrison, (2) 900,000 shares held by H30, Inc., a corporation which Dr. Harrison is a Director, and (3) 20,000 shares issuable upon exercise of options at a price of $0.91 until November 2, 2005. Does not include 70,000 shares issuable upon exercise of options at prices ranging from $6.938 to $7.938 per share with expirations from April 2003 to until April 18, 2003 or 20,000 shares issuable upon exercise of options at a price of $0.91 per share that are not yet vested.

(2)	Includes (1) 3,700 shares held by Mr. Sternberg (2) 505,850 shares held by Sternco, Inc., a corporation which Mr. Sternberg is President, (3) 18,000 shares held by Mr. Sternberg’s wife, and (4) 1,085,000 shares issuable upon the exercise of options at a prices ranging from $0.30 to $2.00 which expirations from May 2004 to December 2005. Does not include 800,000 shares issuable upon the exercise of options at prices ranging from $0.l75 to $1.00 that have not yet vested.

(3)	Includes 364,308 shares held by Michael Cahr and 4,000 shares held by Michael Cahr as custodian for his son.

(4)	Includes 635 shares held by William Bulger and 20,000 shares issuable upon the exercise of options at $1.10

(5)	Includes 2,452 shares held by J. Robert Buchanan and 20,000 shares issuable upon the exercise of options at $1.42 that, expiring on October 30, 2006. Does not include 20,000 shares issuable upon the exercise of options at $1.42 that have not yet vested.

(6)	Includes 50,000 shares held by Debra Finnel and 100,000 shares issuable upon the exercise of options at $0.50 per share, expiring on 10/08/05. Does not include 50,000 shares issuable upon the exercise of options at a price of $0.50 per share and 300,000 shares issuable upon the exercise of options at a price of $1.00 that have not yet vested.

EXECUTIVE COMPENSATION

     The following table sets forth compensation information for the Company’s Chief Executive Officer and each of the executive officers that earned more than $100,000 during the fiscal year ending December 31, 2000.

					Long-Term
					Compensation
					Awards
					Securities
				Other Annual	Underlying/
Name and	Fiscal	Salary	Bonus	Compensation	Options SARs	All Other
Principal Position	Year	$	$	($)	(#)	Compensation

Fred Sternberg	2000	150,000	0	9,600
Chairman of the Board, President, CEO	2001	224,905		9,600
Debra Finnel	2000	132,000	0
Chief Operating Officer	2001	227,884		18,000
David S. Gartner, CPA	2000	96,557	0	6,000
Chief Financial Officer	2001	119,423		6,000

EMPLOYMENT AGREEMENTS

Fred Sternberg

     In January 2000 the Company entered into an employment agreement, subsequently amended, with Fred Sternberg, the Company’s President, Chief Executive Officer and a director. The term of the agreement is for five years from the effective date. The annual salary under the Agreement is $150,000 with a 10% annual increase. However, effective April 1, 2001 the Board of Directors has approved an increase in Mr. Sternberg’s annual salary to $250,000 per year. The annual 10% increase remains the same. Mr. Sternberg is also eligible to receive a discretionary bonus. Additionally, Mr. Sternberg was granted options to purchase 300,000 shares of Common Stock at $0.30 per share and options to purchase 360,000 shares of Common stock at $0.50 per share upon the signing of the Agreement. Additional longevity options were granted at the rate of 25,000 options per year of employment at a price of $1.00 per share. The Agreement also provides for an additional 700,000 options at $0.75 per share vesting on various dates over the life of the contract.

     The Agreement also provides, among other things, for (i) participation in any profit-sharing or retirement plan and in other employee benefits applicable to employees and executives of the Company; (ii) an automobile allowance of $800 per month and fringe benefits commensurate with the duties and responsibilities of Mr. Sternberg and (iii) benefits in the event of death or disability. The Agreement also contains certain non-disclosure and non-competition provisions.

     Under the terms of the Agreement, the Company may terminate the employment of Mr. Sternberg either with or without cause. If the Agreement is terminated by the Company without good cause, the Company would be obligated to continue to pay Mr. Sternberg’s salary and current and future bonuses, and Mr. Sternberg would be entitled to all stock options earned or not yet earned through the full term of the Agreement.

Debra Finnel

     In January 2001, the Company entered into an employment agreement with Debra Finnel, Chief Operating Officer. The term of the agreement is five years and calls for an annual salary of $225,000, increasing to $250,000 on July 1, 2001. Ms. Finnel is also eligible to receive a discretionary bonus and has been granted options to purchase 300,000 shares of Common Stock at $1.00 per share with vesting over five years. The Agreement also calls for an automobile allowance of $1,500 per month and fringe benefits commensurate with Ms. Finnel’s responsibilities as well as certain non-compete provisions.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The Company previously had a consulting agreement with Sternco, Inc., an affiliate of Fred Sternberg that provided for commissions on any acquisition for which Sternco is or was the introducing party or materially contributed to such acquisition. The consulting agreement was terminated upon the execution of Mr. Sternberg’s employment agreement.

     Effective February 29, 2000 Mr. Guillama resigned as President, CEO and as a Director of the Company. Mr. Guillama had entered into a consulting agreement for one year. As part of his termination agreement he received 200,000 options at an average price of $1.00, which shall expire within thirty (30) months from February 29, 2000.

     At December 31, 2001, amounts owed to the Company by officers totaled approximately $104,000. These amounts are expected to be paid in 2002.

     All future transactions between the Company and any officer, director or 5% shareholder will be on terms no less favorable than could be obtained from independent third parties and will be approved by a majority of the independent disinterested directors of the Company. The Company believes that all prior affiliated transactions except those identified above were made on terms no less favorable to the Company than available from unaffiliated parties. Loans, if any, made by the Company to any officer, director or 5% stockholder, will only be made for bona fide business purposes.

STOCKHOLDER PROPOSALS

     Proposals of stockholders of the Company which are intended to be presented by such stockholders at the 2003 Annual Meeting must be received by the Company no later than January 14, 2003 in order to have them included in the proxy statement and form of proxy relating to that meeting.

OTHER MATTERS

     Management is not aware of any other matters to be presented for action at the Meeting. However, if any other matter is properly presented, it is the intention of the persons named in the enclosed form of proxy to vote in accordance with their best judgment on such matters.

ANNUAL REPORTS

     The Company’s 2001 Annual Report to Stockholders, which contains the Company’s Annual Report on Form 10-KSB (without exhibits) and its consolidated financial statements for the year ended December 31, 2001, accompanies this proxy statement. The Company’s Annual Report on Form 10-KSB for the year ended December 31, 2001 will also be made available (without exhibits), free of charge, to interested stockholders upon written request to Investor Relations, Metropolitan Health Networks, Inc., 500 Australian Avenue South, Suite 1000, West Palm Beach, Florida 33401.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Fred Sternberg Fred Sternberg, Chairman & Chief Executive Officer

May 18, 2002

METROPOLITAN HEALTH NETWORKS, INC.
500 Australian Avenue South, Suite 1000
West Palm Beach, Florida 33401
PROXY

     The undersigned hereby constitutes and appoints Fred Sternberg and/or      as Proxy, with the power to appoint their substitute, and hereby authorizes them to represent and to vote as designated below, all shares of common stock of Metropolitan Health Networks Inc., held of record by the undersigned on May 8, 2002 at the 2002 Annual Meeting of Shareholders to be held on June 25, 2002 or any adjournment thereof.

     This Proxy is solicited on behalf of the Board of Directors of Metropolitan Health Networks Inc. This Proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this Proxy will be voted FOR the nominees listed in Proposal 1, and FOR Proposals 2. In his or her discretion, the Proxy is authorized to vote upon such other business as may properly before the meeting.

     To undersigned hereby acknowledges receipt of the Notice of 2002 Annual Meeting and Proxy Statement furnished in connection therewith.

(Continued on Reversed Side)

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	513		###-##-####		Please mark

1.	Election of Directors Fred Sternberg J. Robert Buchan, MD William Bulger	Michael Cahr Martin Harrison Marvin Heiman	FOR all nominees listed at left (except as marked to the contrary) [ ]	WITHHOLD AUTHORITY to vote for all nominees listed at left [ ]	your votes as [ X ] indicated in this example

     (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE PLEASE DRAW A LINE THROUGH THAT NOMINEE’S NAME)

2.	To ratify the appointment of Kaufman, Rossin & Co., independent certified public accountants, as the Company’s auditors for the fiscal year ending December 31, 2002	FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

     In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a Corporation, please sign in the Corporate name by President or other authorized officer. If a Partnership, please sign in Partnership name by authorized person.

Dated: , 2002

Signature

Signature if Held Jointly

(Please Print Name)

Number of Shares Subject to Proxy

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